UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2024

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1811, Xinghuo Keji Plaza, No. 2 Fufeng Road, Fengtai District, Beijing, CN 100070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

+86-10-60846616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CNET	NASDAQ Capital Market

1.01 Entry into a Material Definitive Agreement.

On September 5, 2024, ZW Data Action Technologies Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Optimal Agreement”) with Optimal Success Investments Limited, a British Virgin Island company (the “Optimal Success”), pursuant to which Optimal Success agreed to purchase 358,424 shares of common stock of the Company, par value $0.001 per share for an aggregate purchase price of US$268,818. The closing shall take place on the date mutually agreed by the parties, subject to the closing conditions contained in the Optimal Agreement. On the date that the Optimal Agreement was signed, Optimal Success also entered into a lock-up agreement with the Company, whereby Optimal Success agreed not to transfer the shares until six-month anniversary of the date of the Optimal Agreement.

Subsequently, on September 6, 2024, the Company entered into a Securities Purchase Agreement (the “Amber Agreement”) with Amber Strong International Limited, a British Virgin Island company (the “Amber Strong”), pursuant to which Amber Strong agreed to purchase 358,424 shares of common stock of the Company, par value $0.001 per share for an aggregate purchase price of US$268,818. The closing shall take place on the date mutually agreed by the parties, subject to the closing conditions contained in the Amber Agreement. On the date that the Amber Agreement was signed, Amber Strong also entered into a lock-up agreement with the Company, whereby Amber Strong agreed not to transfer the shares until six-month anniversary of the date of the Amber Agreement.

Copies of the securities purchase agreements and the lock-op agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference. The shares were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulations D and S promulgated thereunder as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated September 5, 2024
10.2	Lock-Up Agreement, dated September 5, 2024
10.3	Securities Purchase Agreement, dated September 6, 2024
10.4	Lock-Up Agreement, dated September 6, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZW DATA ACTION TECHNOLOGIES INC.

Dated: September 9, 2024

	By:	/s/ Handong Cheng
Name: Handong Cheng
Title: Chief Executive Officer and Acting Chief Financial Officer